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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 18, 1997



                                  INDENET, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        0-18034                                         68-0158367
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(Commission File Number)                    (I.R.S. Employer Identification No.)


16000 VENTURA BOULEVARD, SUITE 700, ENCINO, CALIFORNIA                 91436
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     (Address of Principal Executive Offices)                        (Zip Code)


                                 (818) 461-8525
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

                 Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On July 18, 1997, IndeNet, Inc. (the "Registrant") sold all of the issued and outstanding shares (the "Shares") of capital stock of Starcom Mediatech, Inc., a Delaware corporation ("Mediatech"), to Digital Generation Systems, Inc., a California corporation ("Digital"). Mediatech was a wholly owned subsidiary of the Registrant engaged in the business of duplicating and distributing television and radio commercials in the United States. Digital is not affiliated with the Registrant, and the consideration paid by Digital in the transaction was established in arms'-length negotiations. The transaction was effected pursuant to that certain Stock Purchase Agreement, dated as of July 18, 1997, by and between Digital and the Registrant. The consideration paid by Digital for the Shares consisted of the following: (i) $13,988,730 in cash; (ii) 324,355 shares of Digital Common Stock valued at $1,600,000; (iii) Digital Subordinated Promissory Note, dated July 18, 1997 ("Subordinated Note"), in the principal amount of $2,243,806.34; and (iv) assumption of an aggregate of $2,206,193.66 owed by the Registrant to Thomas H. Baur, Chairman and Chief Executive Officer of Mediatech and a director and stockholder of the Registrant. The Subordinated Note bears interest at 9% per annum and is payable in 13 equal quarterly installments of principal and interest, commencing on October 1, 1997. All unpaid principal and accrued interest on the Subordinated Note is due and payable on October 1, 2001. Digital provides electronic distribution services to the broadcast industry.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

                 Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                 Not applicable.

ITEM 5.   OTHER EVENTS.

                 Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 Not applicable.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)    Financial statements of businesses acquired:

                       Not applicable.

          (b)    Pro forma financial information:

                       Not applicable.

          (c)    Exhibits:

                 10.1 Stock Purchase Agreement, dated as of July 18, 1997, by and between Digital Generation Systems, Inc. and IndeNet, Inc.


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                 10.2  Subordinated Promissory Note dated July 18, 1997.


ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                  Not applicable.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                INDENET, INC.
                                                (Registrant)


Date:  July 28, 1997                            By:  /s/ Richard Parent
                                                     ------------------------
                                                    Richard Parent
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit                                                                 Page No.
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
 10.1    Stock Purchase Agreement, dated as of July 18, 1997, by and       6
         between Digital Generation Systems, Inc. and IndeNet, Inc.

 10.2    Subordinated Promissory Note dated July 18, 1997.                 54



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